UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2014 (January 10, 2014)

NCR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-00395	31-0387920
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard

Duluth, Georgia, 30096

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (937) 445-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 2

NCR Corporation (“NCR” or the “Company”) is filing this amendment no. 2 (“Amendment No. 2”) to supplement the Current Report on Form 8-K that was filed by NCR with the Securities and Exchange Commission on January 10, 2014 (the “Original Filing”), and subsequently amended on March 20, 2014 (“Amendment No. 1,” and together with the Original Filing, the “Prior 8-K”).

The Original Filing reported, among other things, the completion by NCR of its acquisition of Digital Insight Corporation (“Digital Insight”) on January 10, 2014. The acquisition was completed pursuant to an Agreement and Plan of Merger, dated as of December 2, 2013, by and among NCR, Fandango Holdings Corporation (“Holdings”), Delivery Acquisition Corporation, a wholly owned subsidiary of NCR (“Merger Sub”), and Thoma Bravo, LLC in its capacity as stockholder representative. Digital Insight is a wholly owned subsidiary of Holdings and, in the acquisition, Merger Sub was merged with and into Holdings, with Holdings as the surviving corporation. As a result, Holdings and Digital Insight became wholly owned subsidiaries of NCR.

Amendment No. 1 supplemented Item 9.01 of the Original Filing to include the historical financial statements of Digital Insight and Holdings, and the unaudited pro forma condensed combined financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X in connection with the acquisition of Digital Insight.

This Amendment No. 2 supplements Item 9.01 of the Prior 8-K by including the accompanying unaudited pro forma condensed combined financial information for the three months ended March 31, 2014 and the twelve months ended December 31, 2013, prepared in accordance with Article 11 of SEC Regulation S-X, which are not already included in NCR’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the three months ended March 31, 2014 and the twelve months ended December 31, 2013, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

(d) Exhibits.

The following exhibit is attached to this current report on Form 8-K/A:

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information for the three months ended March 31, 2014 and the twelve months ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer

Date: June 6, 2014

EXHIBIT INDEX

99.1	Unaudited pro forma condensed combined financial information for the three months ended March 31, 2014 and the twelve months ended December 31, 2013